UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event                June 19, 2000
reported)
                                        ----------------------------------------

                              DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23400              44-0537828
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, MO                 65804
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (417) 890-0102
area code                                   ------------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On June 19, 2000, the Board of Directors of the Company established that this year's annual meeting of stockholders will be November 9, 2000. Accordingly, pursuant to the Company's Amended and Restated By-Laws, stockholders wishing to submit proposals for consideration or propose a director for nomination at the annual meeting of stockholders must provide notice to the Company no later than August 11, 2000. The By-Law requirements for advance notice of stockholder proposals are separate and apart from the requirements of SEC Rule 14a-8 (17 C.F.R. ss. 240.14a-8) that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement and form of proxy.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 2000
                                          DT INDUSTRIES, INC.


                                          By: /s/Bruce P. Erdel
                                             -------------------------------
                                             Bruce P. Erdel, Senior Vice
                                             President - Finance and
                                             Administration